UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 01316

Security Mid Cap Growth Fund
(Exact name of registrant as specified in charter)

805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850
(Address of principal executive offices) (Zip code)

Donald C. Cacciapaglia, President

Security Mid Cap Growth Fund
805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: September 30

Date of reporting period: September 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Reports to Stockholders.

FUNDAMENTAL ALPHA

MID CAP GROWTH FUND

GO GREEN!

ELIMINATE MAILBOX CLUTTER

Go paperless with Guggenheim Investments eDelivery—a service giving you full online access to account information and documents. Save time, cut down on mailbox clutter and be a friend to the environment with eDelivery.

With Guggenheim Investments eDelivery you can:

•	View online confirmations and statements at your convenience.

•	Receive email notifications when your most recent confirmations, statements and other account documents are available for review.

•	Access prospectuses, annual reports and semiannual reports online.

If you have questions about Guggenheim Investments

eDelivery services, contact one of our Shareholder Service

Representatives at 800.820.0888.

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Rydex Distributors, LLC.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2012

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for the Mid Cap Growth Fund (the “Fund”). The Fund’s ticker symbol is SECUX*.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, a global, diversified financial services firm.

This report covers performance of the Mid Cap Growth Fund for the annual period ended September 30, 2012.

Rydex Distributors, LLC, the distributor of the Funds, is committed to providing investors with innovative investment solutions; as of the date of this report, we offer a wide range of domestic and global themes in our funds and a distinctive ETF line-up.

To learn more about economic and market conditions over the 12 months ended September 30, 2012 and the objective and performance of the Fund, we encourage you to read the Economic and Market Overview section of the report, which follows this letter, and the Manager’s Commentary for the Fund.

Sincerely,

Donald C. Cacciapaglia

President

October 31, 2012

* Ticker symbol is for A-Class shares.

Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW	September 30, 2012

Amidst the negative headlines concerning the potential fiscal cliff in the U.S., further turmoil in Europe and worsening economic data from China, the U.S. economy has shown surprising resilience, with signs of rising consumer sentiment and a recovery in housing. The U.S. housing market appears to have passed its bottom and real estate prices have begun to pick up. Our expectation is that a period of continued low interest rates will likely reinforce the rise in home prices and sales. Rising home prices will increase household net worth, which will translate into greater consumption via the wealth effect, and is supportive of overall economic growth. The recent rise in headline inflation, led by increases in energy and food prices, is likely to be transitory. Inflationary pressures should remain muted in the medium-term given the substantial slack in the economy.

The U.S. economy continues to press forward despite the current headwinds, and we believe the current macroeconomic environment remains constructive for risk assets, especially in the U.S. Stocks in the U.S. appear to be undervalued by most measures, and should benefit from continued capital inflow and the Federal Reserve’s accommodative monetary policy. We continue to see attractive value in credit products on a relative basis. This positive outlook for fixed income, however, is limited to spread (or non-government) sectors. Treasury prices, particularly in the ten-year segment, appear rich. As a result, Treasuries are not a significant holding in the portfolios.

On the international front, uncertainty continues to weigh on European markets. European policymakers appear to be coming closer to a consensus on the need for a fiscal union, albeit at a glacial pace. This would be a positive development in our view and is necessary for a resolution of the current crisis. In China, a recent batch of economic data suggests that the odds of a hard landing have increased materially. We expect an announcement of additional stimulus measures after the government transition next year, but not on the scale of the previous round of stimulus from 2009. Although a stimulus would be supportive of economic growth, we expect China’s headline growth to slow from its breakneck pace of the past decade.

Beginning in October 2011, the U.S. stock market moved up fairly consistently, except for a second-quarter pullback caused by lower earnings and GDP, with the Standard & Poor’s 500 Index (the “S&P 500”)* closing on its highest level since early 2008 late in the period. (All returns cited are for the 12-month period ended September 30, 2012.) The S&P 500, which is generally regarded as an indicator of the broad U.S. stock market, returned 30.20%. Most foreign equity markets were also strong. The Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index*, which is composed of approximately 1,100 companies in 20 developed countries in Europe and the Pacific Basin, returned 13.75%. The MSCI Emerging Markets Index*, which measures stock market performance in global emerging markets, returned 16.93%.

The search for yield continued to attract investors to the U.S. bond markets, helping performance, with lower-rated bonds outperforming higher-quality issues. The return of the Barclays U.S. Aggregate Bond Index*, which is a proxy for the U.S. investment grade bond market, returned 5.14%, while return of the Barclays U.S. Corporate High Yield Index* was 19.37%.

Reflecting the Federal Reserve’s continuing accommodative monetary policy, interest rates on short-term securities remained at their lowest levels in many years; the return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.07%.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction cost, fees, or expenses.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. Corporate High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income

MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australasia and the Far East.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

Standard & Poor’s 500 Index (the “S&P 500”) is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2012 and ending September 30, 2012.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	March 31, 2012	September 30, 2012	Period[2]
Table 1. Based on actual Fund return[3]

Mid Cap Growth Fund
A-Class	1.56%	(0.87%)	$1,000.00	$991.30	$7.77
B-Class	3.26%	(1.69%)	1,000.00	983.10	16.16
C-Class	2.44%	(1.31%)	1,000.00	986.90	12.12
Institutional Class	1.23%	(0.68%)	1,000.00	993.20	6.13

Table 2. Based on hypothetical 5% return (before expenses)

Mid Cap Growth Fund
A-Class	1.56%	5.00%	$1,000.00	$1,017.20	$7.87
B-Class	3.26%	5.00%	1,000.00	1,008.70	16.37
C-Class	2.44%	5.00%	1,000.00	1,012.80	12.28
Institutional Class	1.23%	5.00%	1,000.00	1,018.85	6.21

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests.
[2]	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
[3]	Actual cumulative return at net asset value for the period March 31, 2012 to September 30, 2012.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

MANAGER’S COMMENTARY (Unaudited)	September 30, 2012

To Our Shareholders:

For the 12-month period ended September 30, 2012, the Mid Cap Growth Fund returned 26.96%1, compared with the benchmark, the Russell Midcap® Growth Index, which returned 26.69%. The Fund seeks to deliver long-term capital appreciation by investing in a concentrated portfolio of midcap growth securities. It seeks to identify securities that are in the early-to-middle stages of growth and primarily invests in companies that offer unique proprietary products or are within profitable market niches with rapid growth potential.

The Fund uses a combination of a qualitative top-down approach in reviewing growth trends that is based on several fixed income factors, such as bond spreads and interest rates, along with a quantitative, fundamental bottom-up approach.

The portfolio’s performance was helped by stock selection in Consumer Discretionary and Energy, as well as a significant underweight of the Consumer Staples sector, which was the lowest-returning sector in the portfolio and the index. These results offset the effects of poor stock selection in the Information Technology and Health Care sectors.

The holdings contributing most to portfolio performance over the period were Jarden Corp., Wyndham Worldwide Corp. and Pioneer Natural Resources Co. Leading detractors from performance were International Game Technology, Juniper Networks, Inc. and United Rentals, Inc.

Our fixed income indicators, including the slope of the yield curve and corporate bond spreads, alternated during the fiscal year, but in the third quarter of 2012 turned positive, which led us to add beta back into the portfolio relative to the benchmark. We believe equity markets can build on strong performance in the third quarter and move higher before the end of 2012. We will focus our attention on secular growth names in the year to come, with an eye towards more cyclical names if the global economy can find firmer footing.

We appreciate your business and the trust you place in us.

Sincerely,

Joseph O’Connor, Portfolio Manager

Performance displayed represents past performance which is no guarantee of future results.

1 Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

This fund may not be suitable for all investors. • Investments in small and/or midsized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies. • Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing companies.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any security or strategy.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2012

MID CAP GROWTH FUND

OBJECTIVE: Seeks capital appreciation.

Cumulative Fund Performance*

Holdings Diversification

(Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended 09/30/12

	1 Year	5 Year	10 Year
A-Class Shares	26.96%	0.98%	8.09%
A-Class Shares with sales charge†	20.93%	-0.21%	7.45%
B-Class Shares	25.26%	0.09%	7.45%
B-Class Shares with CDSC‡	20.26%	-0.20%	7.45%
C-Class Shares	25.95%	0.18%	7.28%
C-Class Shares with CDSC§	24.95%	0.18%	7.28%
Russell Midcap Growth Index	26.69%	2.54%	11.11%

Since Inception
(03/01/12)
Institutional Class Shares	0.83%
Russell Midcap Growth Index	0.75%

Inception Dates:

A-Class	September 17, 1969
B-Class	October 19, 1993
C-Class	January 29, 1999
Institutional Class	March 1, 2012

Ten Largest Holdings (% of Total Net Assets)
iShares Russell Midcap Growth
Index Fund	5.0%
Ashland, Inc.	3.4%
Covidien plc	2.3%
IAC/InterActiveCorp	2.3%
Omnicom Group, Inc.	2.2%
Nuance Communications, Inc.	2.2%
Financial Select Sector SPDR Fund	2.2%
Stanley Black & Decker, Inc.	2.2%
Jarden Corp.	2.0%
Wyndham Worldwide Corp.	2.0%
Top Ten Total	25.8%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell Midcap Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the 5 Year and 10 Year average annual returns (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.
‡	Fund returns include a CDSC of up to 5% if redeemed within 5 years of purchase.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

SCHEDULE OF INVESTMENTS	September 30, 2012
MID CAP GROWTH FUND

	Shares	Value
COMMON STOCKS† - 87.2%

CONSUMER DISCRETIONARY - 18.9%
Omnicom Group, Inc.	31,100	$1,603,516
Jarden Corp.	27,980	1,478,463
Wyndham Worldwide Corp.	27,720	1,454,746
Macy’s, Inc.	33,350	1,254,627
Dick’s Sporting Goods, Inc.	20,350	1,055,148
Penn National Gaming, Inc.*	24,045	1,036,339
Newell Rubbermaid, Inc.	51,100	975,499
Urban Outfitters, Inc.*	20,400	766,224
Ross Stores, Inc.	10,050	649,230
Fossil, Inc.*	7,120	603,064
Las Vegas Sands Corp.	12,350	572,670
AutoZone, Inc.*	1,500	554,505
Life Time Fitness, Inc.*	11,800	539,732
Bed Bath & Beyond, Inc.*	8,110	510,930
BorgWarner, Inc.*	5,700	393,927
Chipotle Mexican Grill, Inc. — Class A*	960	304,838
Total Consumer Discretionary		13,753,458
INFORMATION TECHNOLOGY - 18.7%
IAC/InterActiveCorp	31,586	1,644,367
Nuance Communications, Inc.*	63,615	1,583,377
Alliance Data Systems Corp.*	10,039	1,425,036
Avago Technologies Ltd.	36,500	1,272,573
Broadcom Corp. — Class A	35,100	1,213,758
Intuit, Inc.	18,300	1,077,504
Cadence Design Systems, Inc.*	81,330	1,046,310
Adobe Systems, Inc.*	28,800	934,848
Juniper Networks, Inc.*	54,000	923,940
Yahoo!, Inc.*	55,200	881,820
Citrix Systems, Inc.*	6,900	528,333
Teradata Corp.*	6,175	465,657
F5 Networks, Inc.*	2,500	261,750
NetApp, Inc.*	7,300	240,024
VeriFone Systems, Inc.*	4,475	124,629
Total Information Technology		13,623,926
HEALTH CARE - 13.4%
Covidien plc	27,800	1,651,876
Endo Health Solutions, Inc.*	42,900	1,360,787
Teva Pharmaceutical Industries Ltd. ADR	27,615	1,143,537
Cooper Companies, Inc.	11,280	1,065,509
Alexion Pharmaceuticals, Inc.*	7,300	835,120
CareFusion Corp.*	28,900	820,471
Thermo Fisher Scientific, Inc.	11,200	658,896
Vertex Pharmaceuticals, Inc.*	10,750	601,463
Agilent Technologies, Inc.	13,820	531,379
Regeneron Pharmaceuticals, Inc.*	3,150	480,879
Dynavax Technologies Corp.*	66,150	314,874
Illumina, Inc.*	5,200	250,640
Total Health Care		9,715,431
INDUSTRIALS - 12.0%
Stanley Black & Decker, Inc.	20,570	1,568,463
Triumph Group, Inc.	21,800	1,363,153
Union Pacific Corp.	11,239	1,334,069
Precision Castparts Corp.	7,050	1,151,547
Hubbell, Inc. — Class B	13,050	1,053,657
Regal-Beloit Corp.	13,650	962,052
AMETEK, Inc.	11,119	394,169
WESCO International, Inc.*	6,850	391,820
Joy Global, Inc.	6,380	357,663
IHS, Inc. — Class A*	1,970	191,780
Total Industrials		8,768,373
MATERIALS - 8.5%
Ashland, Inc.	34,150	2,445,140
Ball Corp.	31,384	1,327,857
CF Industries Holdings, Inc.	3,850	855,624
FMC Corp.	14,000	775,320
Airgas, Inc.	9,100	748,930
Total Materials		6,152,871
ENERGY - 6.5%
Ensco plc — Class A	24,400	1,331,264
Pioneer Natural Resources Co.	12,700	1,325,879
Oil States International, Inc.*	15,625	1,241,563
Concho Resources, Inc.*	4,450	421,638
Energy XXI Bermuda Ltd.	11,693	408,670
Total Energy		4,729,014
FINANCIALS - 5.8%
Discover Financial Services	30,950	1,229,644
MetLife, Inc.	33,050	1,138,903
KeyCorp	124,750	1,090,315
T. Rowe Price Group, Inc.	12,300	778,590
Total Financials		4,237,452
CONSUMER STAPLES - 3.4%
Dr Pepper Snapple Group, Inc.	23,095	1,028,420
General Mills, Inc.	18,900	753,165
Whole Foods Market, Inc.	7,300	711,020
Total Consumer Staples		2,492,605
Total Common Stocks
(Cost $58,565,744)		63,473,130
EXCHANGE TRADED FUNDS† - 7.2%
iShares Russell Midcap Growth
Index Fund	59,035	3,669,025
Financial Select Sector SPDR Fund	101,300	1,580,280
Total Exchange Traded Funds
(Cost $5,113,051)		5,249,305
Total Investments - 94.4%
(Cost $63,678,795)		$68,722,435
Other Assets & Liabilities, net - 5.6%		4,109,834
Total Net Assets - 100.0%		$72,832,269

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
ADR — American Depositary Receipt plc — Public Limited Company

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID Cap Growth Fund

STATEMENT OF ASSETS
AND LIABILITIES

September 30, 2012

Assets:
Investments, at value
(cost $63,678,795)	$68,722,435
Cash	4,196,749
Prepaid expenses	27,212
Receivables:
Securities sold	318,483
Dividends	62,449
Fund shares sold	5,535
Total assets	73,332,863
Liabilities:
Payable for:
Securities purchased	326,449
Management fees	46,947
Fund shares redeemed	42,090
Distribution and service fees	20,003
Transfer agent/maintenance fees	17,392
Directors’ fees*	16,629
Fund accounting/administration fees	5,947
Miscellaneous	25,137
Total liabilities	500,594
Net assets	$72,832,269
Net assets consist of:
Paid in capital	$77,679,068
Accumulated net investment loss	(549,936)
Accumulated net realized loss on investments	(9,340,503)
Net unrealized appreciation on investments	5,043,640
Net assets	$72,832,269
A-Class:
Net assets	$65,767,074
Capital shares outstanding	1,806,665
Net asset value per share	$36.40
Maximum offering price per share
(Net asset value divided by 95.25%)	$38.22
B-Class:
Net assets	$2,709,583
Capital shares outstanding	101,546
Net asset value per share	$26.68
C-Class:
Net assets	$4,345,530
Capital shares outstanding	140,548
Net asset value per share	$30.92
Institutional Class:
Net assets	$10,082
Capital shares outstanding	277
Net asset value per share	$36.46

STATEMENT OF
OPERATIONS

Year Ended September 30, 2012

Investment Income:
Dividends	$685,805
Interest	751
Total investment income	686,556
Expenses:
Management fees	588,098
Transfer agent/maintenance fees
A-Class	187,359
B-Class	25,987
C-Class	15,113
Institutional Class	11
Distribution and service fees:
A-Class	177,437
B-Class	30,559
C-Class	43,766
Fund accounting/administration fees	74,491
Printing expenses	90,420
Taxes	20,055
Custodian fees	4,970
Directors’ fees*	8,623
Miscellaneous	76,211
Total expenses	1,343,100
Net investment loss	(656,544)
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	9,292,930
Net realized gain	9,292,930
Net change in unrealized appreciation (depreciation) on:
Investments	9,689,391
Net change in unrealized appreciation (depreciation)	9,689,391
Net realized and unrealized gain	18,982,321
Net increase in net assets resulting from operations	$18,325,777

*	Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	the GUGGENHEIM FUNDS annual report | 9

MID Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2012	2011
Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(656,544)	$(707,675)
Net realized gain on investments	9,292,930	13,895,666
Net change in unrealized appreciation (depreciation) on investments	9,689,391	(14,294,103)
Net increase (decrease) in net assets resulting from operations	18,325,777	(1,106,112)

Capital share transactions:
Proceeds from sale of shares
A-Class	4,265,530	11,016,109
B-Class	185,289	666,596
C-Class	402,213	2,026,865
Institutional Class[1]	10,000	—
Cost of shares redeemed
A-Class	(17,675,106)	(19,196,330)
B-Class	(1,396,475)	(2,015,138)
C-Class	(1,219,026)	(3,191,731)
Institutional Class[1]	—	—
Net decrease from capital share transactions	(15,427,575)	(10,693,629)
Net increase (decrease) in net assets	2,898,202	(11,799,741)

Net assets:
Beginning of year	69,934,067	81,733,808
End of year	$72,832,269	$69,934,067
Undistributed/(Accumulated) net investment income/(loss) at end of year	$(549,936)	$—

Capital share activity:
Shares sold
A-Class	139,809	328,868 [2]
B-Class	6,985	26,525 [2]
C-Class	13,856	69,137 [2]
Institutional Class[1]	277	—
Shares redeemed
A-Class	(515,938)	(586,576)[2]
B-Class	(55,540)	(82,272)[2]
C-Class	(42,820)	(109,764)[2]
Institutional Class[1]	—	—
Net decrease in shares	(453,371)	(354,082)[2]

[1]	Since commencement of operations: March 1, 2012.
[2]	The share activity for the period October 1, 2010 through April 8, 2011 has been restated to reflect a 1:4 reverse share split effective April 8, 2011.

10 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

MID Cap Growth Fund

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
A-Class	2012	2011[e]	2010[e]	2009[e]	2008[e]
Per Share Data
Net asset value, beginning of period	$28.67	$29.44	$26.16	$25.84	$44.44
Income (loss) from investment operations:
Net investment loss[a]	(.25)	(.24)	(.24)	(.20)	(.20)
Net gain (loss) on investments (realized and unrealized)	7.98	(.53)	3.52	.72	(9.84)
Total from investment operations	7.73	(.77)	3.28	.52	(10.04)
Less distributions from:
Net realized gains	—	—	—	(.20)	(8.56)
Total distributions	—	—	—	(.20)	(8.56)
Net asset value, end of period	$36.40	$28.67	$29.44	$26.16	$25.84

Total Return[b]	26.96%	(2.62%)	12.54%	2.32%	(26.24%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$65,767	$62,575	$71,858	$71,985	$71,655
Ratios to average net assets:
Net investment loss	(0.74%)	(0.72%)	(0.85%)	(0.99%)	(0.63%)
Total expenses[c]	1.62%	1.49%	1.67%	1.78%	1.50%
Portfolio turnover rate	149%	157%	133%	138%	191%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
B-Class	2012	2011[e]	2010[e]	2009[e]	2008[e]
Per Share Data
Net asset value, beginning of period	$21.30	$22.04	$19.72	$19.68	$36.36
Income (loss) from investment operations:
Net investment loss[a]	(.52)	(.37)	(.32)	(.28)	(.36)
Net gain (loss) on investments (realized and unrealized)	5.90	(.37)	2.64	.52	(7.76)
Total from investment operations	5.38	(.74)	2.32	.24	(8.12)
Less distributions from:
Net realized gains	—	—	—	(.20)	(8.56)
Total distributions	—	—	—	(.20)	(8.56)
Net asset value, end of period	$26.68	$21.30	$22.04	$19.72	$19.68

Total Return[b]	25.26%	(3.36%)	11.76%	1.61%	(26.92%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,710	$3,197	$4,537	$7,454	$7,711
Ratios to average net assets:
Net investment loss	(2.08%)	(1.50%)	(1.60%)	(1.73%)	(1.40%)
Total expenses[c]	2.95%	2.26%	2.42%	2.53%	2.26%
Portfolio turnover rate	149%	157%	133%	138%	191%

See Notes to Financial Statements.	the GUGGENHEIM FUNDS annual report | 11

MID Cap Growth Fund

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
C-Class	2012	2011[e]	2010[e]	2009[e]	2008[e]
Per Share Data
Net asset value, beginning of period	$24.55	$25.40	$22.76	$22.68	$40.44
Income (loss) from investment operations:
Net investment loss[a]	(.46)	(.42)	(.40)	(.32)	(.40)
Net gain (loss) on investments (realized and unrealized)	6.83	(.43)	3.04	.60	(8.80)
Total from investment operations	6.37	(.85)	2.64	.28	(9.20)
Less distributions from:
Net realized gains	—	—	—	(.20)	(8.56)
Total distributions	—	—	—	(.20)	(8.56)
Net asset value, end of period	$30.92	$24.55	$25.40	$22.76	$22.68

Total Return[b]	25.95%	(3.35%)	11.60%	1.58%	(26.87%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,346	$4,162	$5,339	$5,622	$6,452
Ratios to average net assets:
Net investment loss	(1.57%)	(1.48%)	(1.60%)	(1.74%)	(1.40%)
Total expenses[c]	2.45%	2.25%	2.43%	2.54%	2.26%
Portfolio turnover rate	149%	157%	133%	138%	191%

Period Ended
September 30,
Institutional Class	2012[d]
Per Share Data
Net asset value, beginning of period	$36.16
Income (loss) from investment operations:
Net investment loss[a]	(.08)
Net gain on investments (realized and unrealized)	.38
Total from investment operations	.30
Net asset value, end of period	$36.46

Total Return[b]	0.83%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10
Ratios to average net assets:
Net investment loss	(0.41%)
Total expenses[c]	1.37%
Portfolio turnover rate	149%

[a]	Net investment loss per share was computed using average shares outstanding throughout the year.
[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Since commencement of operations: March 1, 2012. Percentage amounts for the year, except total return and portfolio turnover rate, have been annualized. The portfolio turnover rate stated is for the entire fiscal year of the Fund, not since commencement of operations for the class.

[e]	Per share amounts for years ended September 30, 2008 – September 30, 2010 and the period October 1, 2010 through April 8, 2011 have been restated to reflect a 1:4 reverse share split effective April 8, 2011.

12 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

Security Mid Cap Growth Fund (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a non-diversified open-ended management investment company. The Trust is authorized to issue an unlimited number of shares.

The Trust offers a combination of four separate classes of shares, A-Class shares, B-Class shares, C-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (the “NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. Prior to February 22, 2011, the maximum sales charge was 5.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. B-Class shares were offered without a front-end sales charge, but were subject to a CDSC of up to 5%, for five years and convert to A-Class shares after eight years. Effective January 4, 2010, subscriptions for B-Class shares are no longer accepted. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares have a minimum initial investment of $2 million and a minimum account balance of $1 million. Institutional Class shares are offered without a front-end sales charge or a CDSC.

At September 30, 2012, the Trust consisted of the Mid Cap Growth Fund (the “Fund”).

Guggenheim Investments (“GI”) provides advisory, administrative and accounting services to the Fund. Rydex Fund Services, LLC (“RFS”) acts as the transfer agent to the Fund. Rydex Distributors, LLC (“RDL”) acts as principal underwriter to the Fund. GI, RFS and RDL are affiliated entities.

Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

A. Valuations of the Fund’s securities are supplied by pricing services approved by the Board of Directors. The Trust’s officers, through the Valuation Committee under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing services.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the closing bid price on such day.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Directors using methods established or ratified by the Board of Directors. These methods include, but are not limited to: (i) obtaining general information as to how these securities and assets trade; and (ii) using other information and considerations, including current values in related markets.

B. Securities transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discount, is accrued on a daily basis.

C. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each class. Certain costs, such as distribution and service fees relating to A-Class shares, B-Class shares and C-Class shares and transfer agent fees related to each class, are charged directly to specific classes. In addition, other expenses common to various Funds within the fund complex are generally allocated amongst such funds on the basis of average net assets.

D. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

E. Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before

the GUGGENHEIM FUNDS annual report | 13

NOTES TO FINANCIAL STATEMENTS (continued)

the reduction in expense from the related earnings credits, if any. For the year ended September 30, 2012, there were no earnings credits received.

F. Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. Fees and other transactions with affiliates

Management fees are paid monthly to GI, based on the following rate:

Management Fees (as a % of net assets)
Mid Cap Growth Fund	0.75%

GI also acts as the administrative agent for the Fund, and as such performs administrative functions and the bookkeeping, accounting and pricing functions for the Fund. For these services, GI receives the following:

Fund Accounting/
Administrative Fees
(as a % of net assets)
Mid Cap Growth Fund	0.095%
Minimum annual charge per Fund	$25,000
Certain out-of-pocket charges	Varies

RFS is paid the following for providing transfer agent services to the Fund. Effective February 1, 2012, transfer agent fees were assessed to the applicable class of each Fund in which they were incurred. Prior to February 1, 2012, transfer agent fees were aggregated by the Fund and allocated based on the daily net assets of each class of the Fund:

Annual charge per account	$5.00 – $8.00
Transaction fee	$0.60 – $1.10
Minimum annual charge per Fund	$25,000
Certain out-of-pocket charges	Varies

The Fund has adopted Distribution Plans related to the offering of A-Class, B-Class and C-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of A-Class shares and 1.00% of the average daily net assets of B-Class and C-Class shares.

During the year ended September 30, 2012, RDL retained sales charges of $14,325 relating to sales of A-Class shares of the Fund.

Certain officers and directors of the Trust are also officers of GI, RFS and RDL.

At September 30, 2012, GI and its subsidiaries owned over five percent of the outstanding shares of the Fund, as follows:

Percent of
outstanding
Fund	shares owned
Mid Cap Growth Fund	6%

3. Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on Federal income tax returns for all open tax years (fiscal years 2009 – 2012), and has concluded that no provision for income tax is required in the Fund’s financial statements.

The RIC Modernization Act of 2010 was signed into law on December 22, 2010 and seeks to simplify some of the tax provisions applicable to regulated investment companies and the tax reporting to their shareholders, and to improve the tax efficiency of certain fund structures. The changes were generally effective for taxable years beginning after the date of enactment.

One of the more prominent changes addressed capital loss carry forwards. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital loss carryforwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

14 | the GUGGENHEIM FUNDS annual report

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended September 30, 2012 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
Mid Cap Growth Fund	$—	$—	$—

The tax character of distributions paid during the year ended September 30, 2011 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
Mid Cap Growth Fund	$—	$—	$—

Note: For federal income tax purposes, short term capital gain distributions are treated as ordinary income distributions.

The tax character of distributable earnings/(accumulated losses) at September 30, 2012 was as follows:

	Undistributed	Undistributed	Accumulated	Net Unrealized	Total
	Ordinary	Long-Term	Capital and	Appreciation/	Accumulated
Fund	Income	Capital Gain	Other Losses*	(Depreciation)**	Earnings/(Deficit)
Mid Cap Growth Fund	$—	$—	$(9,452,753)	$4,605,954	$(4,846,799)

*	The Fund had net capital loss carryovers as shown below.

**	Any differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of wash sale losses and the differences between book, and tax basis passive foreign investment companies.

For the year ended September 30, 2012 the capital loss carryovers utilized or expired and the accumulated net realized loss on sales of invest-ments for federal income tax purposes which are available to offset future taxable gains are shown in the table below.

	Capital Loss	Capital Loss					Remaining
	Carryovers	Carryovers	Expires in	Expires in	Unlimited		Capital Loss
Fund	Utilized	Expired	2017	2018	Short Term	Long Term	Carryforward
Mid Cap Growth Fund	$(9,529,249)	$—	$(3,376,598)	$(5,526,217)	$—	$—	$(8,902,815)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to late-year ordinary loss deferrals and losses deferred due to wash sales. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise.

On the Statement of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

		Undistributed	Accumulated Net
		Net Investment	Realized
	Paid-In Capital	Income	Gain
Mid Cap Growth Fund	$(106,608)	$106,608	$—

At September 30, 2012, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Gain
Mid Cap Growth Fund	$64,116,481	$5,873,283	$(1,267,329)	$4,605,954

Pursuant to Federal income tax regulations applicable to investment companies, the Fund has elected to treat net capital losses and certain ordinary losses realized between November 1 and September 30 of each year as occurring on the first day of the following tax year. The Fund has also elected to treat certain ordinary losses realized between January 1 and September 30 of each year as occurring on the first day of

the GUGGENHEIM FUNDS annual report | 15

NOTES TO FINANCIAL STATEMENTS (concluded)

the following tax year. For the year ended September 30, 2012, the following losses reflected in the accompanying financial statements were deferred for Federal income tax purposes until October 1, 2012:

Fund	Ordinary	Capital
Mid Cap Growth Fund	$(549,938)	$—

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund’s net assets at September 30, 2012:

	Level 1	Level 2	Level 3
	Investments	Investments	Investments
	In Securities	In Securities	In Securities	Total
Assets
Mid Cap Growth Fund	$68,722,435	$—	$—	$68,722,435

For the year ended September 30, 2012, there were no transfers between levels.

5. Securities Transactions

During the year ended September 30, 2012, the purchases and sales of investment securities, excluding government and short-term investments, were:

	Purchases	Sales
Mid Cap Growth Fund	$110,528,210	$126,871,158

16 | the GUGGENHEIM FUNDS annual report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders

Security Mid Cap Growth Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Security Mid Cap Growth Fund (the “Fund”) as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Security Mid Cap Growth Fund at September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

November 29 , 2012

the GUGGENHEIM FUNDS annual report | 17

OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1.800.820.0888.

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

40 East 52nd Street

16th Floor

New York, NY 10022

(Headquarters)

Four Irvington Centre

805 King Farm Boulevard

Suite 600

Rockville, MD 20850

9401 Indian Creek Parkway

40 Corporate Woods

Suite 850

Overland Park, KS 66210

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION on board of Directors and officers (Unaudited)

DIRECTORS

The business address of each director is One Security Benefit Place, Topeka, KS 66636-0001

Name
(Date of Birth)	Principal Occupations
Year Elected***	During Past Five Years

Donald A. Chubb, Jr.** (12-14-46) 1994	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc. Realtors

Harry W. Craig, Jr.** (05-11-39) 2004	Current: Chairman, CEO, & Director, The Craig Group, Inc.; Managing Member of Craig Family Investments, LLC.
Previous: Prior to November 2009, Chairman, CEO, Secretary and Director, The Martin Tractor Company, Inc.

Jerry B. Farley** (09-20-46) 2005	Current: President, Washburn University

Penny A. Lumpkin** (08-20-39) 1993	Current: Partner, Vivian’s Gift Shop (Corporate Retail); Vice President, Palmer Companies, Inc. (Small Business and Shopping Center Development); PLB (Real Estate Equipment Leasing)

Maynard F. Oliverius** (12-18-43) 1998	Current: President and Chief Executive Officer, Stormont-Vail HealthCare

Donald C. Cacciapaglia* (07-01-51) 2012 (President)	Current: Guggenheim Investments: President and Chief Administrative Officer from February 2010 to present Previous: Channel Capital Group, Inc.; Chairman and CEO from April 2002 to February 2010

*	This Director is deemed to be an “interested person” of the Fund under the 1940 Act, as amended, by reason of his position with the Fund’s Investment Manager and/or the parent of the Investment Manager. This Director is also an officer of the Fund.

**	These Directors serve on the Fund’s joint audit committee, the purpose of which is to meet with the independent registered public accounting firm, to review the work of the independent registered public accounting firm, and to oversee the handling by Security Investors of the accounting and financial reporting functions for the Fund.

***	Each Director oversees 32 Security Funds portfolios and serves until the next annual meeting, or until a successor has been duly elected and qualified.

the GUGGENHEIM FUNDS annual report | 19

INFORMATION on board of Directors and officers (Unaudited)(concluded)

OFFICERS*

The business address of each officer is One Security Benefit Place, Topeka, KS 66636-0001

Name
(Date of Birth)	Principal Occupations
Title – Year Elected	During Past Five Years

Mark P. Bronzo (11-01-60) Vice President - 2008	Current: Portfolio Manager, Security Investors, LLC Previous: Managing Director and Chief Compliance Officer, Nationwide Separate Accounts LLC (2003–2008)

Elisabeth Miller (06-06-68) Chief Compliance Officer - 2012	Current: Chief Compliance Officer, Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds, and Rydex Variable Trust; Chief Compliance Officer, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, and SBL Fund; Chief Compliance Officer, Security Investors, LLC; and Chief Compliance Officer, Rydex Distributors, LLC

Previous: Senior Manager, Security Investors, LLC and Rydex Distributors, LLC (2004–2009)

Nikolaos Bonos (05-30-63) Treasurer - 2010	Current: Senior Vice President, Security Investors, LLC; Chief Executive Officer & Manager, Rydex Specialized Products, LLC; Chief Executive Officer & President, Rydex Fund Services, LLC; Vice President, Rydex Holdings, LLC; Vice President & Treasurer, Rydex Series Funds; Rydex ETF Trust; Rydex Dynamic Funds; and Rydex Variable Trust; and Vice President, Security Benefit Asset Management Holdings, LLC

Previous: Senior Vice President, Security Global Investors, LLC (2010–2011); and Senior Vice President, Rydex Advisors, LLC and Rydex Advisors II, LLC

Joseph M. Arruda (09-05-66) Assistant Treasurer - 2010	Current: Vice President, Security Investors, LLC; Chief Financial Officer & Manager, Rydex Specialized Products, LLC; and Assistant Treasurer, Rydex Series Funds; Rydex Dynamic Funds; Rydex ETF Trust; and Rydex Variable Trust

Previous: Vice President, Security Global Investors, LLC (2010–2011); and Vice President, Rydex Advisors, LLC and Rydex Advisors II, LLC (2010)

Amy J. Lee (06-05-61) Vice President - 2007 Secretary - 1987	Current: Senior Vice President & Secretary, Security Investors, LLC; Secretary & Chief Compliance Officer, Security Distributors, Inc.; Vice President, Associate General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation; Associate General Counsel, First Security Benefit Life Insurance and Annuity of New York; Vice President & Assistant Secretary, Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds, and Rydex Variable Trust; Vice President & Secretary, Rydex Holdings, LLC Secretary, Advisor Research Center, Inc., Rydex Specialized Products, LLC, Rydex Distributors, LLC and Rydex Fund Services, LLC; and Assistant Secretary, Security Benefit Clinic and Hospital

Previous: Senior Vice President & Secretary, Security Global Investors, LLC (2007–2011); Senior Vice President & Secretary, Rydex Advisors, LLC and Rydex Advisors II, LLC (2010); and Director, Brecek & Young Advisors, Inc. (2004–2008)

Mark A. Mitchell (08-24-64) Vice President - 2003	Current: Portfolio Manager, Security Investors, LLC Previous: Vice President and Portfolio Manager, Security Benefit Life Insurance Company (2003–2010)

Joseph C. O’Connor (07-15-60) Vice President - 2008	Current: Portfolio Manager, Security Investors, LLC Previous: Managing Director, Nationwide Separate Accounts LLC (2003–2008)

Daniel W. Portanova (10-02-60) Vice President - 2008	Current: Portfolio Manager, Security Investors, LLC Previous: Managing Director, Nationwide Separate Accounts LLC (2003–2008)

James P. Schier (12-28-57) Vice President - 1998	Current: Senior Portfolio Manager, Security Investors, LLC Previous: Vice President and Senior Portfolio Manager, Security Benefit Life Insurance Company (1998–2010)

David G. Toussaint (10-10-66) Vice President - 2005	Current: Portfolio Manager, Security Investors, LLC Previous: Assistant Vice President and Portfolio Manager, Security Benefit Life Insurance Company (2005–2009)

* Officers serve until the next annual meeting or until a successor has been duly elected and qualified.

20 | the GUGGENHEIM FUNDS annual report

GUGGENHEIM INVESTMeNTS PRIVACY POLICIES

Rydex Funds, Guggenheim Funds, Rydex Investments, Rydex Distributors, Inc., Security Investors, LLC, Security Distributors, Inc. and Rydex Advisory Services (Collectively “Guggenheim Investments”)

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies

the GUGGENHEIM FUNDS annual report | 21

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (concluded)

for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

22 | the GUGGENHEIM FUNDS annual report

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

805 King Farm Boulevard, Suite 600

Rockville, MD 20850

guggenheiminvestments.com

800 820 0888

SBMCG-ANN

Item 2. Code of Ethics.

The registrant’s Board of Directors has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Maynard Oliverius, a member of the Audit Committee of the Board, is an audit committee financial expert. Mr. Oliverius is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $16,740 in 2011 and $11,180 in 2012.

(b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $180 in 2011 and $3,119 in 2012. These services consisted of financial reporting advisory services.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”) which required pre-approval by the Audit Committee were $30,000 in 2011 and $35,000 in 2012, which related to the review of the transfer agent function.

(c)	Tax Fees. The aggregate fees billed to the Registrant in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,300 in 2011 and $2,676 in 2012. These services consisted of (i) preparation of U.S. federal, state and excise tax returns; (ii) U.S. federal and state tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired and (iv) review of U.S. federal excise distribution calculations.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2011 and $0 in 2012.

(d)	All Other Fees. The aggregate fees billed to the Registrant in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2011 and $0 in 2012.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (d) of this Item, which required pre-approval by the Audit Committee were $0 in 2011 and $0 in 2012.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of the auditor’s engagements for audit and non-audit services to the Registrant. Pre-approval considerations include whether the proposed services are compatible with maintaining the auditor’s independence as specified in applicable rules.

(e)(2)	Percentage of Non-Audit Services Approved under (c)(7)(i)(C). The percentage of the services described in each of (b) through (d) of this Item 4 (only those that relate to the Registrant) that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X was 0%, 0% and 0%, respectively.

(f)	Not applicable.

(g)	Non-Audit Fees. The aggregate non-audit fees were for audit-related and tax services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $33,481 in 2011 and $37,676 in 2012.

(h)	Auditor Independence. The Registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young, LLP to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

The Schedule of Investments is included under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Mangers of Closed-end Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11. Controls and Procedures.

(a)	The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2)	Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b)	A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Security Mid Cap Growth Fund

By (Signature and Title)*    /s/ Donald C. Cacciapaglia

Donald C. Cacciapaglia, President

Date December 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Donald C. Cacciapaglia

Donald C. Cacciapaglia, President

Date December 5, 2012

By (Signature and Title)*    /s/ Nikolaos Bonos

Nikolaos Bonos, Treasurer

Date December 5, 2012

* Print the name and title of each signing officer under his or her signature.